                                                                     EXHIBIT 4.1

               DESCRIPTION OF SPECIMEN OF COMMON STOCK CERTIFICATE

                                     [FRONT]



       NUMBER                  INCORPORATED UNDER THE LAWS                                     COMMON STOCK
                                OF THE STATE OF DELAWARE
                                                                                               PAR VALUE OF
                                                                                            $0.0001 PER SHARE

                                                                    V E R I D I A N                SHARES
                                                                        (LOGO)

                                                                                             CUSIP 92342R 20 3
  (CORPORATE SEAL)
                                                                                          SEE REVERSE FOR CERTAIN
                                                                                               DEFINITIONS

   THIS IS TO
  CERTIFY THAT


IS THE REGISTERED
    HOLDER OF


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

Veridian Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and Bylaws of the Corporation, and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                             Countersigned and Registered:
                  /s/ David H. Langstaff                       AMERICAN STOCK TRANSFER & TRUST
           President & Chief Executive Officer                 COMPANY

                                                             By                                Transfer Agent
                                                                                                and Registrar,


                 /s/ Jerald S. Howe, Jr.
                        Secretary                                                        Authorized Signature

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                                    [REVERSE]

                                 V E R I D I A N
                                     (LOGO)

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation or to the Transfer Agent named on the face hereof.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                                         UNIF GIFT MIN ACT - ....... Custodian........
TEN COM - as tenants in common                                                          (Cust)   (Minor)
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of
survivorship and not as tenants in common                under Uniform Gifts to Minors Act ................
                                                                                             (State)

     Additional abbreviations may also be used though not in the above list.

        For value received, ______________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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___________ shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint __________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________



                 NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT        X___________________________________
MUST CORRESPOND WITH THE NAME(S) AS                    (SIGNATURE)
WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR, WITHOUT   X___________________________________
ALTERATION OR ENLARGEMENT, OR ANY                      (SIGNATURE)
CHANGE WHATEVER.


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                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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                                SIGNATURE(S) GUARANTEED BY:


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